Exhibit 32.1

TE CONNECTIVITY LTD.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned officers of TE Connectivity Ltd. (the "Company") hereby certify to their knowledge that the Company's quarterly report on Form 10-Q for the quarterly period ended June 24, 2011 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ THOMAS J. LYNCH Thomas J. Lynch Chief Executive Officer
July 22, 2011
/s/ TERRENCE R. CURTIN Terrence R. Curtin Executive Vice President and Chief Financial Officer
July 22, 2011